Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Letters of Credit
As of December 31, 2017 and 2018, the Company had a total of $0.2 million and $0.7 million, respectively, in letters of credit outstanding with a financial institution. These outstanding letters of credit were issued for purposes of securing certain of the Company’s obligations under facility leases. The letters of credit were collateralized by $0.2 million and $0.7 million of the Company’s cash, which is reflected as restricted cash on the consolidated balance sheets as of December 31, 2017 and 2018, respectively.
Lease Commitments
The Company is committed under certain operating leases with third parties for office space. These leases expire at various times through 2035. The Company recognizes rent expense on a straight-line basis over the lease period. Payments made under the Company’s lease for its corporate headquarters in Farmington, Utah are not recorded as rent expense in the consolidated statements of operations. These payments are effectively recorded as repayments of the financing obligation and interest expense in the consolidated statements of operations and comprehensive loss as the Company did not qualify for sale-leaseback accounting upon completion of the facilities build-out and is considered to be the owner of the buildings for accounting purposes.
In August 2018, the Company entered into a new non-cancellable lease agreement to rent office space for the Company's future headquarters to be constructed in Draper, Utah for a period of 15 years beginning on the earlier to occur of the date that the Company opens for business in the leased premises or the commencement date of June 24, 2020 (which date may be extended by construction delays). The Company will pay basic annual rent in monthly installments beginning on the rent commencement date, which are reflected in the table of future minimum lease payments below. The annual rent amount will be determined based on the cost of construction of the premises. Based on the current estimate of the cost of construction, the basic rent amount for the first year is expected to be $7.9 million, and the annual rent amount will increase by two percent each year following the rent commencement date. In the event the costs incurred by the landlord exceed the agreed upon cost of construction of $90.0 million, the landlord may elect to pay such amounts and add such amounts to the cost of construction and increase the basic rent amount or require the Company to pay such amounts. The landlord has agreed to an abatement of basic rent payments at the commencement of the initial lease term of up to approximately $3.2 million.
Based on the Company's involvement in the design and construction of the building, the Company is deemed the owner of the construction project for accounting purposes during the construction period. As a result, the Company recorded a construction in progress asset of $8.3 million and a corresponding facility financing obligation as of December 31, 2018.
In connection with the lease agreement, the Company is required to maintain a deposit of $16.0 million with a financial institution for the benefit of the landlord to secure the Company’s obligations under the lease. The deposit is recorded within restricted cash on the consolidated balance sheet. The lease agreement provides for both a partial and full release of the deposit funds to the Company, provided the Company meets certain liquidity and other financial conditions.
Future Minimum Lease Payments
At December 31, 2018, future minimum lease payments, including lease payments for the Company’s facilities in Farmington, Utah, and lease payments for the Company’s future headquarters in Draper, Utah were as follows (in thousands):

Year Ending December 31,

2019	$5,948
2020	7,466
2021	9,879
2022	9,871
2023	9,861
Thereafter	99,324
Less: Sublease rental income	(238)
Total future minimum lease payments	$142,111

Rent expense under operating leases for the years ended December 31, 2016, 2017, and 2018 was $1.5 million, $2.0 million, and $4.8 million, respectively.
Other Commitments
The Company has also entered into certain non-cancellable agreements primarily related to cloud infrastructure and software subscriptions in the ordinary course of business. As of December 31, 2017 and 2018, the Company had non-cancellable purchase obligations outstanding with a term of 12 months or longer of $3.6 million and $12.8 million, respectively.
Legal Proceedings
The Company is involved in legal proceedings from time to time arising in the normal course of business. Management believes that the outcome of these proceedings will not have a material impact on the Company’s financial position, results of operations, or liquidity.
Warranties and Indemnification
The performance of the Company’s cloud-based technology skills platform is typically warranted to perform in a manner consistent with general industry standards that are reasonably applicable. The Company’s contractual arrangements generally include certain provisions for indemnifying customers against liabilities if its products or services infringe a third-party’s intellectual property rights. To date, the Company has not incurred any material costs as a result of such obligations and has not accrued any material liabilities related to such obligations in the accompanying consolidated financial statements.
The Company has also agreed to indemnify its directors and executive officers for costs associated with any fees, expenses, judgments, fines, and settlement amounts incurred by any of these persons in any action or proceeding to which any of those persons is, or is threatened to be, made a party by reason of the person’s service as a director or officer, including any action by the Company, arising out of that person’s services as the Company’s director or officer or that person’s services provided to any other company or enterprise at the Company’s request. The Company maintains director and officer insurance coverage that would generally enable the Company to recover a portion of any future amounts paid. The Company may also be subject to indemnification obligations by law with respect to the actions of its employees under certain circumstances and in certain jurisdictions.